SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 10, 2006

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

       Delaware                     001-16533                   63-1261433
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)


100 Brookwood Place, Birmingham, Alabama                           35209
 (Address of Principal Executive Office)                         (Zip code)

       Registrant's telephone number, including area code: (205) 877-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Item 8.01 Other Events.

     On December 8, 2005 ProAssurance Corporation (the "Registrant") and Physicians Insurance Company of Wisconsin, Inc. ("PIC Wisconsin") entered into an Agreement and Plan of Merger which provides for the merger of PIC Wisconsin into a newly formed wholly owned subsidiary of the Registrant. Under the terms of the merger agreement, the shares of common stock of PIC Wisconsin will be converted into and exchanged for shares of Registrant's common stock at the effective time of the merger. The Registrant is required to register the shares to be issued in the merger under the Securities Act of 1933 and has filed a registration statement with the SEC on Form S-4 (the 'Registration Statement") (Commission File Number: 333-131874) in order to register the shares

     This transaction requires various regulatory approvals, including that of the Office of the Commissioner of Insurance of the State of Wisconsin (the "Wisconsin OCI"). In order to obtain that approval we have filed with the Wisconsin OCI a document commonly referred to as a Form A, providing information relevant to the merger.

     The Wisconsin OCI has posted much of the Form A on its website (www.oci.wi.gov) and will post amendments to that Form A, and other information as it deems necessary. We are filing this Current Report on Form 8K to comply with SEC Rule 425 to provide copies of those Amendments that we believe will be posted by the Wisconsin OCI. We will continue to file Amendments and other information that we provide to the Wisconsin OCI and that we believe will be posted by the Wisconsin OCI to their website. However, the Wisconsin OCI maintains the contents of its website and we may not be aware of all materials they post on that website.

     The merger is also subject to approval of the shareholders of PIC Wisconsin. The Registration Statement filed with the SEC includes a proxy statement-prospectus that will be used to solicit proxies for the meeting of the shareholders of PIC Wisconsin that will be held to consider and vote upon the merger. Shareholders of PIC Wisconsin are urged to read the Registration Statement (and the proxy statement-prospectus included therein) as it includes important information regarding the Registrant and the proposed merger. You may obtain a free copy of the Registration Statement as well as other information concerning the Registrant at the SEC's site on the internet (http://www.sec.gov). Copies of the Registration Statement and the SEC filings that will be incorporated by reference in the Registration Statement can be obtained, without charge, from the Investor Relations section of the Registrant's website, www.ProAssurance.com, or by directing a request to Frank
B. O'Neil, Senior Vice-President, Corporate Communications, 100 Brookwood Place, Birmingham AL 35209, telephone (205) 877-4461.

     Caution Regarding Forward Looking Statements

     This report and exhibit contain historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events that are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward-looking statements. The words "anticipate," "believe," "estimate," "expect," "hopeful," "intend," "may," "optimistic," "preliminary," "project," "should," "will," and similar expressions are intended to identify these forward-looking statements. There are numerous important factors that could cause our actual results to differ materially from those in the forward-looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as Forward-Looking Statements as are sections of this news release clearly identified as giving our outlook on future business. The principal risk factors that may cause actual results to differ materially from those expressed in the forward-looking statements are described in various documents we file with the Securities and Exchange Commission, including Form S-4 filed December 15, 2006, Form 10K for the most current year ended December 31, and Form 10Q for the most recent quarter.

     These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events:

     o General economic conditions, either nationally or in our market area, that are worse than expected;

     o regulatory and legislative actions or decisions that adversely affect our business plans or operations;

     o    price competition;

     o inflation and changes in the interest rate environment the performance of financial markets and/or changes in the securities markets that adversely affect the fair value of our investments or operations;

     o changes in laws or government regulations affecting medical professional liability insurance;

     o    changes to our ratings assigned by rating agencies;

     o    the effects of managed healthcare;

     o uncertainties inherent in the estimate of loss and loss adjustment expense reserves and reinsurance; and changes in the availability, cost, quality, or collectibility of reinsurance;

     o significantly increased competition among insurance providers and related pricing weaknesses in some markets.

     o our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations;

     o changes in accounting policies and practices, as may be adopted by our regulatory agencies and the Financial Accounting Standards Board;

     o    changes in our organization, compensation and benefit plans; and

     o any other factors listed or discussed in the reports we file with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

     Relating to the proposed transaction with PIC Wisconsin:

     o The business of ProAssurance and PIC Wisconsin may not be combined successfully, or such combination may take longer to accomplish than expected;

     o the cost savings from the merger may not be fully realized or may take longer to realize than expected;

     o operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected;

     o    the stockholders of PIC Wisconsin may fail to approve the merger; and

     o governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger.

     We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made, and wish to advise readers that the factors listed above could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. We do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Item 9.01 Financial Statements and Exhibits

Exhibit No.    Description
-----------    -----------

   2.1 Letter to the Wisconsin OCI from Victor T. Adamo, President & COO of ProAssurance Corporation

   2.2 Letter to the Wisconsin OCI from Jack P. Stephenson, Esq., Counsel to ProAssurance Corporation

   2.3 Letter to Jack P. Stephenson from Jeffrey B. Bartell, Esq., Counsel to PIC Wisconsin


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2006

                                                     PROASSURANCE CORPORATION


                                                     By: /s/ Edward L. Rand
                                                         -------------------
                                                         Edward L. Rand, Jr.
                                                         Chief Financial Officer